SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):    June 4, 1997

                            H. F. Ahmanson & Company
                          ----------------------------
               (Exact name of registrant as specified in charter)

           Delaware                   1-8930                 95-0479700
         ------------               ----------             --------------
 (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)               Number)            Identification No.)

       4900 Rivergrade Road, Irwindale, California                 91706
     -----------------------------------------------             ---------
        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code   (818) 960-6311

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

            On June 4, 1997, H. F. Ahmanson & Company, a Delaware corporation, announced it has withdrawn its offer to merge with Great Western Financial Corporation, a Delaware corporation, and will terminate all pending litigation and other actions related to its Great Western merger proposal.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1  Press release dated June 4, 1997.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 4, 1997                   H. F. AHMANSON & COMPANY


                                             /s/ Tim S. Glassett
                                       -----------------------------------
                                       By:   Tim S. Glassett
                                             First Vice President and
                                                Assistant General Counsel